UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Granite Point Mortgage Trust Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # GRANITE POINT MORTGAGE TRUST INC. 2024 Annual Meeting Vote by June 5, 2024 11:59 PM ET You invested in GRANITE POINT MORTGAGE TRUST INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 6, 2024. Vote Virtually at the Meeting* June 6, 2024 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/GPMT2024 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. GRANITE POINT MORTGAGE TRUST INC. 3 BRYANT PARK, SUITE 2400A NEW YORK, NY 10036 148,294 322,224 1 OF 4 30# XXXX XXXX XXXX XXXX V2.0

Vote at www.ProxyVote.com **Control # XXXX XXXX XXXX XXXX**

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

SHARE CLASSES REPRESENTED FOR VOTING	
THE COMPANY NAME INC. - COMMON ASDFGHJKL	123456789.1234
THE COMPANY NAME INC. - CLASS A	123456789.1234
THE COMPANY NAME INC. - CLASS B	123456789.1234
THE COMPANY NAME INC. - CLASS C	123456789.1234
THE COMPANY NAME INC. - CLASS D	123456789.1234
THE COMPANY NAME INC. - CLASS E	123456789.1234
THE COMPANY NAME INC. - CLASS F	123456789.1234
THE COMPANY NAME INC. - 401 K	123456789.1234

	Voting Items	Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Tanuja M. Dehne	For
1b.	Stephen G. Kasnet	For
1c.	Sheila K. McGrath	For
1d.	W. Reid Sanders	For
1e.	John A. Taylor	For
1f.	Hope B. Woodhouse	For
2.	To approve on an advisory basis the compensation of our named executive officers.	For
3.	To approve on an advisory basis the frequency of future advisory votes regarding the compensation of our named executive officers.	Every year
4.	To ratify the appointment of Ernst & Young LLP as our independent auditor for our fiscal year ending December 31, 2024.	For

NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

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V41575-P06147

1.00000
322,224
148,294
CLT ID